Income Taxes	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
Income Tax
6. Income Taxes
For the period February 27, 2020 (inception) to December 31, 2020, and for the period February 27, 2020 (inception) through September 30, 2020 and the nine months ended September 30, 2021 (unaudited), due to the operating losses reported and the full valuation allowance recorded on the Company’s net deferred income tax assets, the Company recorded no provision for income taxes.
A reconciliation of the Company’s income taxes to the amount computed by applying the statutory federal income tax rate to the pretax loss for the period February 27, 2020 (inception) to December 31, 2020 is summarized as follows (in thousands):

Expected income tax benefit at statutory rates	$(2,731)
Permanent items	35
Change in fair value of 2020 SAFEs	1,616
Research credits	(32)
Valuation allowance	1,112

$—

As of December 31, 2020, significant components of the Company’s deferred income taxes are as follows (in thousands):

Deferred tax assets:
Net operating loss carryforward	$1,078
Research credit carryforwards	31
Other, net	3

Total deferred tax assets	1,112
Less valuation allowance	(1,112)

Net deferred tax assets	$—

The Company has established a full valuation allowance of $1.1 million against its net deferred tax assets due to the uncertainty surrounding the realization of such assets that preclude it from determining that it is more likely than not that such assets will be realized. The Company periodically evaluates the recoverability of the deferred tax assets. At such time as it is determined that it is more likely than not that deferred assets are realizable, the valuation allowance will be reduced. Management’s assessment as of December 31, 2020 considered the generation of pre-tax
book losses in its first year, no ability to carryback its operating losses, the lack of feasible tax-planning
strategies, the limited existing taxable temporary differences, and the subjective nature of forecasting future taxable income into the future.
As of December 31, 2020, the Company had federal net operating loss (NOL) carryforwards of approximately $5.1 million, before consideration of limitations under Section 382 of the Internal Revenue Code of 1986, as amended (IRC), as further described below, that will carryforward indefinitely. Additionally, as of December 31, 2020, the Company had state NOL carryforwards of approximately $5.1 million which may be used to offset future taxable income and will begin to expire in 2040.
As of December 31, 2020, the Company had federal and state tax credit carryforwards of approximately $52,000. The Company has not performed a formal research and development credit study with respect to these credits. The state credits carry forward indefinitely.
Pursuant to IRC Section 382 and IRC Section 383, the Company’s ability to use NOL and R&D tax credit carry forwards (tax attribute carry forwards) to offset future taxable income is limited if the Company experiences a cumulative change in ownership of more than 50% within a three-year testing period. The Company has not completed an ownership change analysis pursuant to IRC Section 382. If ownership changes within the meaning of IRC Section 382 are identified as having occurred, the amount of remaining tax attribute carry-forwards available to offset future taxable income and income tax expense in future years may be significantly restricted or eliminated. Further, deferred tax assets associated with such tax attributes could be significantly reduced upon realization of an ownership change within the meaning of IRC Section 382.
As of December 31, 2020, the Company has an unrecognized tax benefit balance of $0.5 million related to federal and state tax credits and state NOLs. Due to the existence of the full valuation allowance, future changes in unrecognized tax benefits will not impact the Company’s effective tax rate. The Company does not foresee material changes to its liability for uncertain tax benefits within the next 12 months.
The Company’s policy is to include interest and penalties related to unrecognized income tax benefits as a component of income tax expense. The Company has no accruals for interest or penalties in the accompanying balance sheet as of December 31, 2020 and has not recognized interest or penalties in the accompanying statement of operations for the period February 27, 2020 (inception) through December 31, 2020.
Prior to 2021, the Company was subject to taxation in the United States and California. The Company is subject to examination by these taxing authorities since inception due to the net operating loss carryovers. Beginning in 2021, the Company is also subject to taxation and examination in Indiana, Massachusetts, New Jersey and Texas.
CARES Act and Consolidated Appropriations Act
On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the
COVID-19
pandemic. The CARES Act, among other things, allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The Company has concluded that the tax provisions associated with the CARES Act did not have a material impact on its financial statements.
On December 27, 2020, the Consolidated Appropriations Act 2021 (CAA) was also enacted in response to the
COVID-19
pandemic. The Company is continuing to analyze the tax impacts of this act at this time but does not anticipate that the CAA will have a material impact to the Company’s financial statements.